Filed pursuant to Rule 497

Registration No. 333-219127

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND

Supplement No. 2, dated April 27, 2018,

to the Prospectus, dated January 2, 2018 (the “Prospectus”),

for Common Shares of Beneficial Interest

Revision of Sales Load and Selling Agent Disclosure

1. The last four sentences of the first paragraph of the “Distributor” section of the Prospectus Summary and footnote 1 to the table in the “Summary of Fund Expenses” section of the Prospectus are deleted in their entirety and replaced with the following:

However, purchases of Class T Shares may be eligible for a sales load discount. See “Purchase of Common Shares.” The Selling Agents may, in their sole discretion, reduce or waive the sales load. Class I Shares and Class D Shares are each not subject to a sales load; however, investors may be required to pay brokerage commissions on purchases and sales of Class I Shares and Class D Shares to their Selling Agent. Investors should consult with their Selling Agent about the sales load and any additional fees or charges their Selling Agent might impose on each class of shares.

2. The last sentence of the third paragraph of the “Purchase of Common Shares—Distributor” section of the Prospectus is deleted in its entirety and replaced with the following:

Class I Shares and Class D Shares may also be available on brokerage platforms of Selling Agents that have agreements with the Distributor to offer Class I Shares and Class D Shares solely when acting as an agent for the investor. While Class I Shares and Class D Shares are each not subject to a sales load, an investor transacting in Class I Shares and Class D Shares in these programs may be required to pay a brokerage commission and/or other forms of compensation to their Selling Agent. Investors should consult with their Selling Agent about the sales load and any additional fees or charges their Selling Agent might impose on each class of shares.

3. The “Purchase of Common Shares—Sales Load” section of the Prospectus is deleted in its entirety and replaced with the following:

This section includes important information about sales load and sales load reductions available to investors in the Fund’s Class T Shares.

The public offering price you pay when you buy Class T Shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales load. The initial sales load varies depending on the size of your purchase, as set forth in the table below. The actual sales load paid may vary among and within Selling Agents. No sales load is imposed when Class T Shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. It is the responsibility of you and/or your financial intermediary to ensure that you obtain the proper breakpoint sales load discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class T Shares of the Fund are sold subject to the following sales load:

Your investment	As a % of the offering price	As a % of net asset value
Up to $249,999.99	2.50%	2.56%
$250,000.00 to $499,999.99	2.00%	2.04%
$500,000.00 to $999,999.99	1.50%	1.52%
$1,000,000.00 and over	1.00%	1.01%

A person eligible for a sales load reduction includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing, a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act. Investors must notify the Fund or their Selling Agent at the time of the purchase order whenever a sales load reduction is applicable to purchases and may be required to provide the Fund, or their Selling Agent, with certain information or records to verify eligibility for a sales load reduction. Such information or records may include account statements or other records for shares of the Fund of the investor and other eligible persons, as described above.

Upon such notification, an investor will pay the lowest applicable sales load. Shareholders should retain any records necessary to substantiate the purchase price of the Class T Shares, as the Fund and Selling Agents may not retain this information. Sales load reductions may be modified or terminated at any time. For more information about sales load reductions, investors should contact the Distributor or their Selling Agent.

4. The following section is inserted after the “Purchase of Common Shares—Sales Load” section of the Prospectus:

Payments to Financial Intermediaries

The Fund may pay service fees to Selling Agents for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries, including affiliates of the Adviser, for the sale of Common Shares and related services. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

5. The following sentence is inserted as the penultimate sentence of the “Purchase of Common Shares—Share Class Considerations” section of the Prospectus:

In addition, Selling Agents may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of shares.

Please retain this supplement for future reference.